Exhibit 99.1

FLY REBEL FLY: American Rebel Light Beer Launches Abraham Lincoln “Be a Rebel” Campaign Ahead of Philadelphia Eagles Home Opener

From Lincoln to The Linc, America’s Patriotic Beer Builds on Pennsylvania Momentum and Prepares for Its First Regular-Season NFL Game-Day Service

Latest “Historic Moments” Video Featuring Abraham Lincoln and American Rebel CEO Andy Ross is Now Featured on AmericanRebel.com Days Before Philadelphia’s September 13 NFL Home Opener

From Lincoln to The Linc, America’s Patriotic Beer Builds on Pennsylvania Momentum and Prepares for Its First Regular-Season NFL Game-Day Service

Latest “Historic Moments” Video Featuring Abraham Lincoln and American Rebel CEO Andy Ross is Now Featured on AmericanRebel.com Days Before Philadelphia’s September 13 NFL Home Opener

PHILADELPHIA, PA AND NASHVILLE, TN / ACCESS Newswire / September 9, 2026 / American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™ and creator of American Rebel Light Beer - America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer™ - today announced the release of its new “LINCOLN - BE A REBEL” campaign video, the latest installment in the Company’s expanding “HISTORIC MOMENTS” and “BE A REBEL” patriotic content platform.

Featuring American Rebel Founder, Chairman and Chief Executive Officer Andy Ross alongside a creative portrayal of President Abraham Lincoln, the video is now featured on the homepage of AmericanRebel.com and is available for public viewing on YouTube. The release comes five days before Philadelphia opens its 2026 regular season at Lincoln Financial Field against the Washington Commanders on Sunday, September 13, at 4:25 p.m. ET.

American Rebel Light Beer is currently being served at Lincoln Financial Field following a summer of concerts and major entertainment events. The Company expects the September 13 home opener to mark American Rebel Light Beer’s first service during a regular-season NFL game, creating a timely connection among Abraham Lincoln, Lincoln Financial Field, Pennsylvania beer momentum and the beginning of football season in Philadelphia.

American Rebel Founder, Chairman and CEO Andy Ross joins a creative portrayal of Abraham Lincoln in the Company’s new “Lincoln - Be a Rebel” campaign

WATCH THE “LINCOLN - BE A REBEL” CAMPAIGN

Featured on the American Rebel homepage: www.americanrebel.com

Watch on YouTube: Abraham Lincoln | Founding Fathers Ad Campaign

WATCH. SHARE. CELEBRATE FREEDOM. BE A REBEL.

FLY EAGLES FLY. FLY REBEL FLY.

“Fly Eagles Fly - and now, Fly Rebel Fly,” said Andy Ross, Founder, Chairman and Chief Executive Officer of American Rebel Holdings, Inc. “Abraham Lincoln had the courage and conviction to lead the country through one of the most difficult chapters in American history. That spirit is a powerful fit for “Be a Rebel.” Being a Rebel is not about division or breaking rules for the sake of rebellion. It is about standing tall for faith, freedom, family, personal responsibility and the country we love.”

“Four days after we release the Lincoln campaign, American Rebel Light is scheduled to be served at Lincoln Financial Field for Philadelphia’s regular-season home opener. From Lincoln to The Linc, from Gettysburg to York and Philadelphia, our Pennsylvania story is taking flight. We invite patriotic Americans to watch the video, share it, raise a Rebel Light and celebrate the USA. Fly Rebel Fly. Rebel Up.”

FROM LINCOLN TO THE LINC: A CAMPAIGN BUILT FOR THIS MOMENT

The Abraham Lincoln installment carries forward American Rebel’s blend of patriotic storytelling, American history, humor and founder-led brand identity. Where the George Washington campaign celebrated the courage required to help create a nation, the Lincoln campaign turns toward the resolve required to help preserve one.

The broader “HISTORIC MOMENTS” and “BE A REBEL” platform celebrates leaders, visionaries and patriots whose courage helped create and preserve the freedoms Americans enjoy today. Each installment is designed to connect America’s past with a modern call for citizens to stand for freedom, independence, personal responsibility, perseverance and love of country.

By pairing Andy Ross and American Rebel Light Beer with a creative portrayal of Abraham Lincoln, the new video delivers a timely campaign message just as Philadelphia prepares for football season and Lincoln Financial Field shifts from its summer entertainment schedule into regular-season game day.

STAND TALL. STAND PROUD. BE LOUD. BE A REBEL.

PENNSYLVANIA MOMENTUM TAKES FLIGHT

Pennsylvania has emerged as American Rebel Light Beer’s most productive and fastest-developing state market. In July 2026, the Company reported that American Rebel Light Beer had been purchased by 437 active buying accounts across Pennsylvania, including retailers, bars and restaurants that had placed confirmed orders for the brand. Approximately 225 of those accounts were grocery and neighborhood retail locations stocking the product on shelf.

The Company’s Pennsylvania distribution network covers 47 of the Commonwealth’s 67 counties and is supported by five established wholesale partners: Wilson McGinley, Muller Distributing, Mid-State Beverage Company, Banko Beverage Company and Ace Distributing. Collectively, those partners reach a potential account universe of more than 5,400 retail locations across the state.

American Rebel supported this distribution infrastructure throughout the summer with grassroots consumer engagement, retailer activity, community events and founder appearances. Activations in Gettysburg and at the historic York State Fair extended the brand’s reach beyond the beer aisle, while service at Lincoln Financial Field introduced Rebel Light to consumers attending major concerts and entertainment events in Philadelphia.

The Company believes Pennsylvania demonstrates how its Distributor-First strategy can work when strong wholesalers, committed retailers, local activation and high-visibility venue placement operate together. The result is a connected market-development model designed to move the brand from distributor inventory to neighborhood shelves, on-premise accounts and major consumer venues.

American Rebel Light Beer is being served at Lincoln Financial Field as Pennsylvania continues to develop into the brand’s leading state market

A REGULAR-SEASON NFL GAME-DAY MILESTONE

On Sunday, September 13, 2026, Philadelphia is scheduled to host the Washington Commanders at Lincoln Financial Field at 4:25 p.m. ET in the team’s regular-season home opener. American Rebel Light Beer is scheduled to be available to adult consumers of legal drinking age attending the game, subject to venue and concession availability.

Management expects the home opener to represent the first regular-season NFL game at which American Rebel Light Beer is served. The milestone advances the brand from summer concerts and entertainment events into regular-season professional football and places America’s Patriotic Beer in front of one of the country’s most passionate fan bases.

The timing also extends the message introduced in the earlier “FLY REBEL LIGHT, FLY!” campaign: American Rebel Light Beer is building its identity where consumers gather for music, sports, tailgating, community and shared celebrations. The Company believes the connection among the Lincoln campaign, The Linc and the Eagles’ home opener creates a distinctive moment for both brand storytelling and consumer trial.

EAGLES COUNTRY. REBEL COUNTRY. ONE HISTORIC KICKOFF.

“Pennsylvania is showing what can happen when top-tier distribution, active retail partners and an authentic brand work together,” said Todd Porter, President of American Rebel Beverages. “We built a five-distributor network, reached hundreds of active buying accounts and supported that footprint with events and direct consumer engagement across the Commonwealth. Now American Rebel Light Beer is moving from summer service at Lincoln Financial Field into the regular-season football calendar.”

“The September 13 home opener is a meaningful progression for our brand and a major visibility opportunity in one of America’s strongest sports markets. Pennsylvania continues to be the blueprint for how we intend to combine distributor execution, account growth, grassroots activation and premium venue placement. Fly Rebel Fly.”

MORE THAN A VIDEO: A MULTI-PLATFORM BRAND-BUILDING ASSET

American Rebel has deployed the Abraham Lincoln campaign across its corporate website, beer website, social-media platforms, distributor communications, retailer outreach, consumer marketing and investor communications. The Company believes the video can strengthen recognition of American Rebel Light Beer as America’s Patriotic Beer™, expand the “HISTORIC MOMENTS” content library and provide distributors and retailers with a timely, shareable asset for football season.

The Lincoln campaign follows the George Washington installment and advances American Rebel’s strategy of pairing recognizable figures from American history with modern, founder-driven storytelling. The recurring platform is intended to encourage consumer engagement while reinforcing the values that define the American Rebel brand: faith, freedom, personal responsibility, hard work, perseverance and love of country.

AMERICAN
REBEL
EST light 1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

AMERICAN REBEL light
EST 1776

American Rebel Light Beer - America’s Patriotic Beer™ - continues expanding its retail, on-premise and venue presence in Pennsylvania and other U.S. markets

WATCH. SHARE. RAISE A REBEL.

American Rebel invites patriotic Americans, football fans, consumers, distributors, retailers, veterans, first responders and supporters of the brand to watch the Lincoln campaign, share it across social media and join the growing movement to “BE A REBEL.”

Watch the Lincoln campaign: https://youtu.be/S4Cbw92i-n4?si=GXcGgMDkS_M2UM5d

Visit American Rebel: www.americanrebel.com

Learn more about American Rebel Light Beer: www.americanrebelbeer.com

WATCH IT. SHARE IT. RAISE A REBEL. FLY REBEL FLY.

ABOUT AMERICAN REBEL LIGHT BEER

American Rebel Light Beer is the crisp, refreshing, all-American light lager crafted for patriots who love freedom, music, motorsports, tailgates, football and celebrating the American way of life. It is positioned for concerts, race weekends, community events, backyard gatherings and the occasions when Americans come together to celebrate life, liberty and the pursuit of the American Dream.

Anchored by its signature brand statement - “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer™” - American Rebel Light Beer follows a Distributor-First growth strategy that prioritizes relationships with established wholesalers capable of accelerating retail, on-premise and venue availability.

American Rebel Beverages partners with AlcSource as its beverage alcohol facilitator and City Brewing as its contract brewing and co-packing partner, providing an asset-light production and supply platform designed to support continued regional and national expansion.

American Rebel Beverages Distribution and Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

AMERICAN REBEL LIGHT BEER. IT TASTES LIKE FREEDOM.

ABOUT AMERICAN REBEL HOLDINGS, INC.

American Rebel Holdings, Inc. (OTCID:AREB) is America’s Patriotic Brand™. The Company is a Nevada corporation with its principal executive offices in Nashville, Tennessee, and offers American Rebel Light Beer, safes and security products, branded lifestyle merchandise and related patriotic media and marketing initiatives.

Through American Rebel Light Beer, Champion Safe Company, branded merchandise, live events, music, media appearances and community-based activations, American Rebel is working to expand national brand recognition while strengthening the connection among consumer identity, product demand and long-term shareholder value. Champion Safe supports the Company’s broader mission through high-quality safes and vault doors manufactured in North America with American-made steel.

www.americanrebel.com | www.americanrebelbeer.com | www.championsafe.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning expectations, beliefs, projections, future plans, strategies, anticipated events or trends and are not statements of historical fact.

Forward-looking statements in this release include, without limitation, statements regarding the anticipated availability and service of American Rebel Light Beer at Lincoln Financial Field during the September 13, 2026 home opener and future sporting or entertainment events; management’s expectation that the September 13 game will represent the brand’s first regular-season NFL game-day service; the anticipated marketing, consumer-engagement, viewership and brand-building effects of the Abraham Lincoln, “HISTORIC MOMENTS” and “BE A REBEL” campaigns; continued Pennsylvania retail, on-premise, distributor and account growth; anticipated consumer trial and sell-through; future venue placements; national market expansion; distributor and retailer support; product demand; revenue opportunities; and the Company’s broader business, marketing and growth strategies.

Forward-looking statements may be identified by words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “should,” “could,” “continues,” “opportunity,” “target,” “potential” and similar expressions. These statements are based on management’s current expectations, estimates, plans, assumptions and beliefs and are not guarantees of future performance.

Actual results could differ materially because of risks and uncertainties including venue and concession decisions; limitations on the number or location of concession points carrying the product; postponement, cancellation or rescheduling of games, concerts or other events; changes in team, league, broadcast or venue schedules; distributor, retailer and concessionaire execution; product availability; production, packaging, freight or logistics disruptions; regulatory requirements governing alcoholic beverages; consumer preferences; competitive pressures; pricing; inflation; economic conditions; access to capital; liquidity; dilution; market acceptance of the Company’s brand positioning; the effectiveness of marketing campaigns; and risks described in the Company’s filings and public disclosures.

There can be no assurance that American Rebel Light Beer will be available at every event, concession location or time referenced in this release, that any venue placement or distribution relationship will continue or expand, or that the campaign or stadium availability will produce any particular level of sales, revenue, consumer engagement, brand recognition or shareholder value.

Forward-looking statements speak only as of the date of this release. American Rebel Holdings, Inc. undertakes no obligation to update or revise any forward-looking statement except as required by applicable law.

HISTORICAL PORTRAYAL AND CREATIVE CONTENT DISCLAIMER

The Abraham Lincoln, “HISTORIC MOMENTS” and “BE A REBEL” videos include creative reenactments, dramatizations, stylized portrayals, fictionalized situations and entertainment-oriented brand storytelling. No claim is made that any portrayed event, setting, interaction or dialogue reflects an actual historical event or statement. The depiction of Abraham Lincoln does not imply endorsement, authorization, approval or affiliation by Abraham Lincoln, any estate, historical organization, museum, governmental institution or other party.

THIRD-PARTY NAMES, TRADEMARKS AND NO IMPLIED AFFILIATION

References to Lincoln Financial Field, the Philadelphia Eagles, the Washington Commanders, the National Football League, FOX, concerts, performers, distributors, retailers, venues and other third parties are included solely for descriptive and informational purposes. Unless expressly stated in definitive written documentation, no sponsorship, endorsement, approval, affiliation, partnership, joint venture, agency, licensing arrangement or official association with any team, league, broadcaster, venue, artist or other third party is intended or implied. All third-party trademarks, trade names, team names, league names, venue names and logos are the property of their respective owners.

American Rebel Light Beer is intended for adults 21 years of age and older. Please enjoy responsibly.

CONTACT INFORMATION

Investor Relations and Media:

American Rebel Holdings, Inc.

ir@americanrebel.com | info@americanrebel.com

American Rebel Beverages Distribution and Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

SOURCE: American Rebel Holdings, Inc.